UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2002

                             CONCENTRAX, INC., INC.

             (Exact name of registrant as specified in its charter)


           Nevada                  0  32459              65-0887846
----------------------------      -----------      -------------------
(State  or  other  jurisdiction      Commission          (IRS  Employer
      of  Incorporation)           File  Number      Identification  No.)


      817  Oak  Glen   Houston,  Texas                    77076
     ----------------------------------------         ----------
     (Address  of  principal  executive  offices)         (Zip  Code)





       Registrant's Telephone Number, including area code: (888) 481-2207

         (Former name or former address, if changed since last report.)


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                                    FORM 8-K

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On September 18, 2002, the Secretary of State of Nevada, and the Secretary of State of Texas both accepted Articles of Merger filed with their respective offices for the merger of subsidiary, Pangea Design, Inc. (Texas) with and into Concentrax, Inc. (Nevada). This short form merger was carried out in accordance with the wishes of the parties after the effectuation of a Plan and Agreement of Reorganization, made pursuant to Section 368(A)1(b) of the Internal Revenue Code.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. As previously indicated in the Company's 8-K filed on September 13, 2002, Concentrax, Inc. will be filing the required financial statements by amendment within 60 days, as permitted by the instructions of this form 8-K, Item 7.(a)(4).




          Exhibit  Index

          2.1 Articles of Merger: Pangea Design, Inc. with and into Concentrax, Inc. filed in Nevada 9/18/02;

          2.2  Certificate  of  Merger:  Pangea  Design,  Inc.  with  and  into
               Concentrax,  Inc.  filed  in  Texas  9/18/02








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Concentrax, Inc.

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